SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): October 12, 2012


                                 BIOCUREX, INC.
                         ------------------------------
                 (Name of Small Business Issuer in its charter)

        Texas                        0-26947                   75-2742601
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                          Identification No.)


                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
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          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code: (866) 884-8669


                                       N/A
                               ------------------
          (Former name or former address if changed since last report)



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Item 8.01   Other Events.

      A special meeting of Biocurex's shareholders was held on July 31, 2012. At the meeting the Company's shareholders approved a resolution to reverse split the Company's common stock by a ratio that would be determined by the Company's Board of Directors.

      The Company's Board of Directors has determined to reverse split the Company's common stock on a 150-for-1 basis.

      The reverse split will become effective on the OTC Bulletin Board when FINRA has approved the Company's documentation pertaining to the stock split.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 12, 2012              BIOCUREX, INC.


                                     By: /s/ Gladys Chan
                                        -------------------------------------
                                        Gladys Chan, Principal Financial Officer